Exhibit 99.1

Tianci International, Inc. Reports Financial Results for Fiscal Year Ended July 31, 2026

HONG KONG/RENO, Nevada, November 5, 2026 /Globe Newswire/– Tianci International, Inc. (the "Company” or “Tianci”), a global logistics service provider specializing in ocean freight forwarding, today announced its financial results for the fiscal year ended July 31, 2026.

Fiscal 2026 Highlights:

•	For the year ended July 31, 2026, our total revenue increased to $14,242,611 from $9,282,997 for the year ended July 31, 2025. The increase was primarily attributable to the launch of our global mineral trading business, which contributed $4,409,563 to our total revenue for year ended July 31, 2026, representing approximately 31% of our revenue in that year.
•	Our gross profit percentage for fiscal year 2026 was 7.43%, as our global logistics services yielded a gross profit percentage of 2.29%, our sales of mineral products yielded 7.43%, and our other services (i.e. sale of electronic parts and business consulting) yielded a gross profit percentage of 58.8%.
•	After accounting for operating expenses, we reported a net loss of $2,454,798 for fiscal year 2026. In the prior year, fiscal year 2025, we reported a net loss of $2,686,357.

Financial Results

Revenue from logistics operations for the year ended July 31, 2026, which represented 63% of the Company’s overall revenue in that period, decreased by 0.7% from the revenue generated by logistics operations during the year ended July 31, 2025. Concerns about the implementation of tariffs and overall pricing pressures reduced demand for logistics services, as a result of which the gross profit percentage realized by the Company from its logistics services fell from 3.93% in fiscal 2025 to 2.29% in fiscal 2026.

To reduce the effect of declining demand in the Southeast Asia market, the Company intends to reorient its focus towards long-distance shipping lines, which generally produce higher profit margins. As one particular effort toward that reorientation, the Company has been accumulating an inventory of bulk chrome and manganese ore for the purpose of entering into the global commodity trade arena, and completed its initial mineral sales during the year ended July 31, 2026. Those sales yielded $4,409,563 in revenue and a gross profit margin of 7.43%. By applying its core resource control capabilities and supply chain integration strengths with an in-house demand for shipping services, the Company looks to release itself from dependence on local demand for shipping services.

We recorded a net loss of $2,454,798 for the year ended July 31, 2026. As a result, our operations during the year reduced our cash balance by $2,199,382. We offset much of that reduction by completing a public offering in June 2026 with net proceeds of $4,390,512.

About Tianci International, Inc.

Tianci International Inc., through its subsidiary Roshing, provides global logistics services specializing in ocean freight forwarding, including container and bulk goods shipping. Operating under an asset-light model, Roshing’s logistics solutions are tailored to meet the diverse needs of its customers across the Asia-Pacific, including Hong Kong, Japan, South Korea, and Vietnam.

Starting in the 2026 fiscal year, Roshing has expanded into global trade of bulk chrome and manganese ore by sourcing high-grade minerals directly from resource-rich regions for resale. Roshing intends to utilize optimized bulk vessel and container shipping, and provide end-to-end supply chain solutions for metallurgical and steelmaking customers.

Beyond logistics and mineral sales, Roshing generates revenue from the sale of electronic parts and business consulting services.

For more information, please visit the Company’s website: tianci-ciit.com

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Forward-Looking Statements

Certain statements in this announcement are forward-looking statements that involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “will,” “would,” “should,” “could,” “may” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results. The Company encourages investors to review other factors that may affect its future results that are discussed in the Company's filings with the U.S. Securities and Exchange Commission.

For investor and media inquiries, please contact:

Tianci International, Inc.

Investor Relations

Email: ir@rqscapital.com

Financial Summary Tables

The following financial information should be read in conjunction with the financial statements and accompanying notes filed by the Company with the Securities and Exchange Commission on Form 10-K for the year ended July 31, 2026, which can be viewed at www.sec.gov and in the investor relations section of the Company’s website at www.tianci-ciit.com.

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(EXPRESSED IN UNITED STATES DOLLARS)

	July 31,	July 31,
	2026	2025

ASSETS
Current assets:
Cash	$4,442,982	$2,405,352
Accounts receivable	452,800	–
Prepayment and other current assets	331,349	382,554
Inventory	231,790	215,346
Total current assets	5,458,921	3,003,252

Other assets:
Property and equipment, net	153,500	–
Lease security deposit	21,518	23,174
Lease right-of-use asset	58,776	119,545
Total non-current assets	233,794	142,719

TOTAL ASSETS	$5,692,715	$3,145,971

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,608	$18,554
Advances from customer	66,577	–
Income taxes payable	–	16,117
Lease liability-current	55,670	57,903
Accrued liabilities and other payables	4,228	5,077
Total current liabilities	130,083	97,651

Lease liability - noncurrent	–	61,403

Total liabilities	130,083	159,054

Commitments and contingencies	–	–

Stockholders’ equity:
Series A Preferred stock, $0.0001 par value; 80,000 shares authorized; no shares issued and outstanding as of July 31, 2026 and 2025	–	–
Series B Preferred stock, $0.0001 par value; 80,000 shares authorized; 0 and 80,000 shares issued and outstanding as of July 31, 2026 and 2025, respectively	–	8
Undesignated preferred stock, $0.0001 par value; 19,920,000 shares authorized; no shares issued and outstanding as of July 31, 2026 and 2025, respectively	–	–
Common stock, $0.0001 par value, 2,000,000,000 shares authorized; 1,080,299 and 236,247 shares issued and outstanding as of July 31, 2026 and 2025, respectively*	108	24
Additional paid-in capital	10,877,571	5,847,134
Accumulated deficit	(5,236,820)	(2,862,860)
Total stockholders' equity attributable to TIANCI INTERNATIONAL, INC.	5,640,859	2,984,306
Non-controlling interest	(78,227)	2,611

Total stockholders’ equity	5,562,632	2,986,917

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,692,715	$3,145,971

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(EXPRESSED IN UNITED STATES DOLLARS)

	For the year ended July 31,
	2026	2025
OPERATING REVENUES
Global logistics services	$8,939,720	$9,006,407
Sale of minerals	4,409,563	–
Other revenue	893,328	276,590
Total Operating Revenues	14,242,611	9,282,997

COST OF REVENUES
Global logistics services	8,734,785	8,652,742
Cost of minerals	4,081,880	–
Other revenue	368,070	180,132
Total Cost of Revenues	13,184,735	8,832,874

Gross profit	1,057,876	450,123

Operating expenses:
Selling and marketing	282,367	230,778
General and administrative	3,230,154	2,927,260

Total operating expenses	3,512,521	3,158,038

(Loss) income from operations	(2,454,645)	(2,707,915)

Other income (loss) net	(153)	27,391

Income (loss) before provision for income taxes	(2,454,798)	(2,680,524)
Provision for income taxes	–	5,833

Net (loss) income	(2,454,798)	(2,686,357)
Less: net income (loss) attributable to non-controlling interest	(80,838)	(45,568)

Net income (loss) attributable to TIANCI INTERNATIONAL, INC.	$(2,373,960)	$(2,640,789)

Weighted average number of common shares
Basic and diluted*	400,459	218,143

Income (loss) per common share attributable to TIANCI INTERNATIONAL, INC.
Basic and diluted	$(5.63)	$(8.86)

Weighted average number of preferred shares A
Basic and diluted	–	–

Income (loss) per preferred share A attributable to TIANCI INTERNATIONAL, INC.
Basic and diluted	$–	$–

Weighted average number of preferred shares B
Basic and diluted	21,099	80,000

(Loss) per preferred share B attributable to TIANCI INTERNATIONAL, INC.
Basic and diluted	$(5.63)	$(8.86)

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXPRESSED IN UNITED STATES DOLLARS)

	For the year ended July 31,
	2026	2025

Cash flows from operating activities:
Net (loss)	$(2,454,798)	$(2,686,357)
Adjustments to reconcile net (loss) to net cash provided by operating activities:
Amortization of operating lease right-of-use asset	60,769	4,937
Warrants issuance to consultant	–	158,412
Stock-based compensation	352,000	–
Change in operating assets and liabilities:		–
Accounts receivable	(452,800)	–
Prepayment and other current assets	88,756	(380,737)
Inventory	271,556	(215,346)
Lease security deposit	1,656	(21,518)
Advances from customers	66,577	–
Accounts payable	(14,948)	18,554
Income taxes payable	(53,665)	(46,087)
Operating lease liabilities	(63,636)	(5,177)
Accrued liabilities and other payables	(849)	(52,395)

Net cash (used in) operating activities	(2,199,382)	(3,225,714)

Cash flows from investing activities:
Purchase of equipment	(153,500)	–

Net cash used in investing activities	(153,500)	–

Cash flows from financing activities:
Repayment of working capital advance to related party	–	(10,771)
Working capital advance from related party	–	8,500
Proceeds received from public or private offerings	–	5,439,333
Deferred offering costs incurred	–	(219,125)
Payments of equity issuance costs	(553,319)	–
Proceeds from issuance of common stock and warrants	4,902,550	–
Proceeds from exercise of pre-funded warrants	2,000	–
Proceeds from exercise of warrants	39,281	–

Net cash provided by financing activities	4,390,512	5,217,937

Net increase in cash	2,037,630	1,992,223
Cash, beginning	2,405,352	413,129
Cash, ending	$4,442,982	$2,405,352

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$–	$–
Income taxes	$53,665	$51,920

Non-Cash Activities:
Issuance common stock for inventory purchase	288,000	–
Conversion of preferred stock to common stock	800	–
Deferred offering costs net against proceeds from public offering	–	714,481
Initial recognition of right-of-use assets and lease liabilities, net of disposal	–	124,483

*    *    *    *    *

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